EXHIBIT 1 - JOINT FILING AGREEMENT


                           Joint Filing Agreement

     The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), relating to the common stock, par value $1.00 per share, of R.H. Donnelley Corporation, is being filed jointly with the Securities and Exchange Commission pursuant to Rule
13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

December 4, 2002


                                     THE GOLDMAN SACHS GROUP, INC.


                                     By:  /s/ Roger S. Begelman
                                        ---------------------------------
                                            Name:      Roger S. Begelman
                                            Title:     Attorney-in-fact


                                     GOLDMAN, SACHS & CO.


                                     By:  /s/ Roger S. Begelman
                                        ---------------------------------
                                            Name:      Roger S. Begelman
                                            Title:     Attorney-in-fact


                                     GS ADVISORS 2000, L.L.C.


                                     By:  /s/ Roger S. Begelman
                                        ---------------------------------
                                            Name:      Roger S. Begelman
                                            Title:     Attorney-in-fact


                                     GOLDMAN, SACHS & CO. OHG


                                     By:  /s/ Roger S. Begelman
                                        ---------------------------------
                                            Name:      Roger S. Begelman
                                            Title:     Attorney-in-fact



                                     GOLDMAN, SACHS MANAGEMENT GP GMBH


                                     By:  /s/ Roger S. Begelman
                                        ---------------------------------
                                            Name:      Roger S. Begelman
                                            Title:     Attorney-in-fact


                                     GS EMPLOYEE FUNDS 2000 GP, L.L.C.


                                     By:  /s/ Roger S. Begelman
                                        ---------------------------------
                                            Name:      Roger S. Begelman
                                            Title:     Attorney-in-fact


                                     GS CAPITAL PARTNERS 2000, L.P.


                                     By:  /s/ Roger S. Begelman
                                        ---------------------------------
                                            Name:      Roger S. Begelman
                                            Title:     Attorney-in-fact


                                     GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.


                                     By:  /s/ Roger S. Begelman
                                        ---------------------------------
                                            Name:      Roger S. Begelman
                                            Title:     Attorney-in-fact


                                     GS CAPITAL PARTNERS 2000 GMBH & CO.
                                     BETEILIGUNGS KG


                                     By:  /s/ Roger S. Begelman
                                        ---------------------------------
                                            Name:      Roger S. Begelman
                                            Title:     Attorney-in-fact

                                     GS CAPITAL PARTNERS 2000 EMPLOYEE FUND,
                                     L.P.


                                     By:  /s/ Roger S. Begelman
                                        ---------------------------------
                                            Name:      Roger S. Begelman
                                            Title:     Attorney-in-fact


                                     GOLDMAN SACHS DIRECT INVESTMENT FUND
                                     2000, L.P.


                                     By:  /s/ Roger S. Begelman
                                        ---------------------------------
                                            Name:      Roger S. Begelman
                                            Title:     Attorney-in-fact